EXHIBIT 10u
                                ---------------
                              AMENDED AND RESTATED
                             KEY EMPLOYEE AGREEMENT
                                ---------------



To:      Mr. Paul F. Johnson                                As of April 20, 1995
         47 Colonial Drive                        and Amended on October 1, 1996
         Shrewsbury, Massachusetts  01545


         The undersigned, OMNI MultiMedia Group, Inc., a Delaware corporation (the "Company"), in consideration of the salary and benefits provided you herein, and for other good and valuable consideration, the sufficiency and receipt whereof are hereby acknowledged, hereby agrees with you as follows:

         l.       Position and Responsibilities.

                  1.1 You shall serve as President of the Company, (or in such other executive capacity as shall be designated by the Board of Directors and reasonably acceptable to you) and shall perform the duties customarily associated with such capacity from time to time and at such executive offices of the Company (provided that such offices are within a ten (10) mile radius of Millbury, Massachusetts) as the Company shall designate are appropriate and necessary in connection with such employment.

                  1.2 You will, to the best of your ability, devote your full time and best efforts to the performance of your duties hereunder and the business and affairs of the Company. You agree to perform such executive duties as may be assigned to you by or on authority of the Company's Board of Directors from time to time. After receipt of notice of termination of your employment hereunder, you shall continue to be available to the Company on a part-time basis for a period of up to one month to assist in any necessary transition.

                  1.3 You will duly, punctually and faithfully perform and observe any and all rules and regulations which the Company may now or shall hereafter establish governing the conduct of its business.

         2.       Term of Employment.

                  2.1 The initial term of this Agreement shall be from the date hereof until December 31, 1999. Thereafter, this Agreement shall be automatically renewed for successive periods of three (3) years, unless the Company shall give you not less than one (1) year's written notice of non-renewal. You may terminate your employment pursuant to this Agreement at any time after giving the Company three (3) months' notice. Your employment with the Company may be terminated at any time as provided in Section 2.2.







                  2.2 The Company shall have the right, on written notice to you, to terminate your employment:

                           (a) immediately at any time for "cause" as defined herein; or

                           (b) at any time without cause, provided the Company shall be obligated to pay to you as severance pay an amount equal to your "Compensation Package" for a period of three (3) years following the date of termination of your employment (which Compensation Package shall include your Base Salary and all other benefits as set forth on Exhibit A hereto, including but not limited to your most recent bonus for the prior fiscal year annualized over the remaining term of this Agreement). Such sums shall be reduced by applicable taxes and other required withholdings and any amounts you may owe to the Company.

                  2.3 For purposes of Section 2.2, the term "cause" shall mean:

                           (a) your intentional failure or refusal to perform the material services specified herein, or to carry out any reasonable and lawful directions of the Company with respect to the material services to be rendered or the manner of rendering such material services by you; provided, however, that (i) such failure or refusal is material and repetitive, and (ii) you have been given reasonable written notice and explanation of each refusal or failure by the Board of Directors, and reasonable opportunity to cure such refusal or failure, and no cure has been effected within sixty (60) days after written notice;

                           (b) conviction of a felony;

                           (c) fraud or embezzlement involving the assets of the Company, its customers, suppliers or affiliates;

                           (d) inability for a continuous period of at least one hundred and eighty (180) days to perform duties hereunder due to a physical or mental disability; or

                           (e) breach of any term of this Agreement other than as noted in (a) above;

provided, however, that prior to any such termination, you have had a reasonable opportunity to be heard thereon.

                  2.4 In the event of a "Change of Control" in the Company,  you shall receive (i) an annual compensation of $300,000 in base salary and all other benefits and bonuses, such benefits to be at a level commensurate with that in effect as of the date of the "Change in Control" (assuming that 100% of your time is devoted to the operations of the Company, except as set forth in Exhibit B hereto); (ii) an equal one-third share in a performance bonus equal to twenty percent of the net income of the Company before income taxes, amortization and depreciation; and (iii) fringe benefits



                                        2



at a benefit level commensurate with the level of fringe benefits accorded to you as of the date of the Change of Control, all for the remaining term of this Agreement. In addition, you will also have the option to terminate your employment subject to the provisions of Section 2.1 herein. If your duties are reduced or if you decide to terminate your employment or if your employment is terminated by the Company following a Change in Control, you shall be entitled to receive: (i) the right to sell any shares of the Common Stock of the Company (including any vested options) to the Company at the greater of the public offering price for the units offered in the Company's initial public offering, the then current bid and ask price, book value per share or appraisal value per share; (ii) the balance of your Compensation Package (as described in Exhibit "A" as modified by the first sentence of this Section 2.4) for a period of three
(3) years from the effective date of termination of your employment, to be paid to you either in a lump sum or in such installments as you in your sole discretion may direct; (iii) an executive fee equal to $300,000 in exchange for the covenant not to compete described in Section 7, to be paid to you either in a lump sum or in such installments as you in your sole discretion may direct;
(iv) the immediate removal of all loan guarantees and the forgiveness of all loans or advances made to you by the Company; (v) the accelerated vesting of all unvested stock options; and (vi) a consulting agreement providing for you to provide up to eighty (80) hours of consulting services per calendar month at the Company's principal offices in Millbury, Massachusetts (but in any event no more than twenty (20) hours in any week), pursuant to which you shall perform such consulting services as the Company may reasonably direct and as it shall set forth in prior written notice to you, payable at the rate of $15,000.00 per month and reimbursement by the Company of all expenses incurred by you in providing such consulting services, for a period of no less than thirty-six (36) months commencing as of the effective date of termination of your employment. For purposes of this Agreement, "Change in Control" means and shall be deemed to occur if any of the following occurs:

                           (a) the acquisition, after April 20, 1995, by an individual, entity or group [within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 as amended (the "Exchange Act")] of beneficial ownership (within the meaning of Rule 13d- 3 promulgated under the Exchange Act) of 25% or more of either (i) the outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock"); or (ii) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

                           (b) individuals who, on April 20, 1995, constituted the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                           (c) approval by the Board of Directors or the shareholders of the Company of a (i) tender offer to acquire any of the Common Stock or Voting Securities, (ii) reorganization, (iii) merger, or (iv) consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or


                                        3




         indirectly, immediately after such reorganization, merger or consolidation, more than 80% of the then outstanding Common Stock and Voting Securities (entitled to vote generally in the election of directors) of the Company resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                           (d)  approval  by  the  Board  of  Directors  or  the
         shareholders of the Company of (i) a complete or substantial liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a reorganization of the Company under the corporate laws of a state other than Delaware.

         Any sums not paid hereunder on a timely basis shall accrue interest at the rate of one and one-half percent (1 1/2%) per month.

         3. Compensation. You shall receive the compensation and benefits set forth on Exhibit A hereto ("Compensation") for all services to be rendered by you hereunder and for your transfer of property rights pursuant to an agreement relating to proprietary information and inventions of even date herewith attached hereto as Exhibit C between you and the Company (the "Proprietary Information and Inventions Agreement").

         4.       Other Activities During Employment.

                  4.1 Except for any outside employments and directorships currently held by you as listed on Exhibit B hereto, and except with the prior written consent of the Company's Board of Directors, you will not during the term of this Agreement undertake or engage in any other employment, occupation or business enterprise other than one in which you are an inactive investor.

                  4.2 You hereby agree that, except as disclosed on Exhibit B hereto, during your employment hereunder, you will not, directly or indirectly, engage (a) individually, (b) as an officer, (c) as a director, (d) as an employee, (e) as a consultant, (f) as an advisor, (g) as an agent (whether a salesperson or otherwise), (h) as a broker, or (i) as a partner, coventurer, stockholder or other proprietor owning directly or indirectly more than five percent (5%) interest, in any firm, corporation, partnership, trust, association, or other organization which is engaged in any line of business engaged in or under demonstrable development by the Company (such firm, corporation, partnership, trust, association, or other organization being hereinafter referred to as a "Prohibited Enterprise"). Except as may be shown on Exhibit B hereto, you hereby represent that you are not engaged in any of the foregoing capacities (a) through (i) in any Prohibited Enterprise.

         5.       Former Employers.

                  5.1 You represent and warrant that your employment by the Company will not conflict with and will not be constrained by any prior or current employment, consulting agreement


                                        4





or relationship whether oral or written. You represent and warrant that you do not possess confidential information arising out of any such employment, consulting agreement or relationship which, in your best judgment, would be utilized in connection with your employment by the Company in the absence of
Section 5.2.

                  5.2 If, in spite of the second sentence of Section 5.1, you should find that confidential information belonging to any other person or entity might be usable in connection with the Company's business, you will not intentionally disclose to the Company or use on behalf of the Company any confidential information belonging to any of your former employers; but during your employment by the Company you will use in the performance of your duties all information which is generally known and used by persons with training and experience comparable to your own all information which is common knowledge in the industry or otherwise legally in the public domain.

         6. Proprietary Information and Inventions. You agree to execute, deliver and be bound by the provisions of the Proprietary Information and Inventions Agreement attached hereto as Exhibit C and incorporated herein.

         7.       Post-Employment Activities.

                  7.1 For a period of one (1) year after the termination or expiration, for any reason, of your employment with the Company hereunder, absent the Company's prior written approval, you will not directly or indirectly engage in activities similar or reasonably related to those in which you shall have engaged hereunder during the two years immediately preceding termination or expiration, nor render services similar or reasonably related to those which you shall have rendered hereunder during such two years, to any person or entity whether now existing or hereafter established which directly competes with (or proposes or plans to directly compete with) the Company ("Direct Competitor") in any line of business engaged in or under development by the Company. Nor shall you entice, induce or encourage any of the Company's other employees to engage in any activity which, were it done by you, would violate any provision of the Proprietary Information and Inventions Agreement or this Section 7. As used in this Section 7.1, the term "any line of business engaged in or under development by the Company" shall be applied as at the date of termination of your employment, or, if later, as at the date of termination of any post-employment consulting arrangement.

                  7.2 For a period of one (1) year after the termination of your employment with the Company, the provisions of Section 4.2 shall be applicable to you and you shall comply there with. As applied to such one (1) year post-employment period, the term "any other line of business engaged in or under development by the Company," as used in Section 4.2, shall be applied as at the date of termination of your employment with the Company or, if later, as at the date of termination of any post-employment consulting arrangement with the Company.



                                        5





                  7.3 No provision of this Agreement shall be construed to preclude you from performing the same services which the Company hereby retains you to perform for any person or entity which is not a Direct Competitor of the Company upon the expiration or termination of your employment (or any post-employment consulting arrangement) so long as you do not thereby violate any term of the Proprietary Information and Inventions Agreement.

         8. Remedies. Your obligations under the Proprietary Information and Inventions Agreement and the provisions of Sections 6, 7, 8 and 9 of this Agreement (as modified by Section 10, if applicable) shall survive the expiration or termination of your employment (whether through your resignation or otherwise) with the Company. You acknowledge that a remedy at law for any breach or threatened breach by you of the provisions of the Proprietary Information and Inventions Agreement or Section 7 would be inadequate and you therefore agree that the Company shall be entitled to such injunctive relief in case of any such breach or threatened breach.

         9. Assignment. This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or by you, except by operation of law.

         10. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement (including the provisions of Sections 2.4 and 7) for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it as determined by a court of competent jurisdiction, so as to be enforceable to the maximum extent compatible with applicable law.

         11. Notices. Any notice which the Company is required to or may desire to give you shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to you at your address of record with the Company, or at such other place as you may from time to time designate in writing. Any notice which you are required or may desire to give to the Company hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of personal delivery or the date of mailing any notice under this Section 11 shall be deemed to be the date of delivery thereof.

         12. Waivers. If either party should waive any breach of any provision of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

                                        6





         13. Complete Agreement; Amendments. The foregoing including Exhibits A, B and C hereto, is the entire agreement of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by the Company of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, upon authorization of the Company's Board of Directors.

         14. Headings. The headings of the Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning of this Agreement.

         15.      Counterparts.   This   Agreement   may   be   signed   in  two
counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

         16. Governing Law. This Agreement shall be governed by and construed under Massachusetts law

         17.      Arbitration.

                  17.1 Any dispute, controversy or claim arising out of or relating to this Agreement or the agreements referenced herein, including the breach thereof, shall be settled by an amicable effort on the part of both parties. An attempt to arrive at a settlement shall be deemed to have failed ten
(10) days after either party so notifies the other party in writing, and neither party shall institute arbitration or any related proceeding until expiration of that notice period.

                  17.2 If an attempt at settlement has failed, and written notice thereof has been given as provided herein, any dispute, controversy or claim between the parties arising out of or in connection with this Agreement or the agreements referenced herein (or any amendments hereto or subsequent agreements), including, but not limited to, as to its existence, validity, interpretation, performance or non-performance, breach, or damages, shall be decided by binding arbitration pursuant to the commercial Arbitration Rules, as amended and in effect January 1, 1996, of the American Arbitration Association (the "Rules"), subject to the following:

                           (a) The arbitration shall take place in Millbury, Massachusetts, and in no other place.

                           (b) The parties to any such arbitration shall be the Company and the Employee and shall be each entitled to designate one arbitrator. Within thirty (30) days after receipt by a party of a written notice of arbitration, each party shall notify the other party of its designated arbitrator. The arbitrators so chosen shall designate a third neutral arbitrator by unanimous vote within thirty (30) days of their designation. That neutral arbitrator shall act as Chair to the arbitration. In the event that a neutral arbitrator is not designated pursuant to this subsection within fifteen (15) days after receipt by a party of a written notice of arbitration, either party may request that the American Arbitration Association select such


                                        7





         neutral arbitrator using its normal procedures; provided, however, that such neutral arbitrator shall be a member of both the American Board of Trial Advocates and the American College of Trial Lawyers.

                  Neither party shall have any ex parte contact with any of the arbitrators after designation of the neutral arbitrator. If a designated arbitrator cannot for any reason continue to serve as an arbitrator, then the party that so designated that arbitrator shall have the right to appoint a replacement for that arbitrator.

                           (c) An arbitration hearing shall be conducted not later than twenty (20) days after selection of the neutral arbitrator. At the arbitration hearing, each party may make written and oral presentations to the arbitration panel, present testimony and written evidence, and examine witnesses. Legal privileges against disclosure shall apply.

                           (d) The written decision of the arbitration panel shall be final and binding, and may be entered and enforced in any court of competent jurisdiction. Each party hereby waives any right to jury trial in connection with the enforcement of such written decision.

                           (e) The Company shall pay all of the fees and expenses of the arbitration, including all legal fees and expenses. Notwithstanding the foregoing, the arbitration panel, by majority vote, may agree to assess arbitration costs and the costs and fees of the arbitrators against either party.



                                        8





         If you are in agreement with the foregoing, please sign your name below and also at the bottom of the Proprietary Information and Inventions Agreement, whereupon this Agreement shall become binding in accordance with its terms. Please then return this Agreement to the Company. (You may retain for your records the accompanying counterpart of this Agreement enclosed herewith).

                                     Very truly yours,

                                     OMNI MULTI MEDIA GROUP, INC.



                                     By:_______________________________________
                                        Robert E. Lee, Executive Vice President

Accepted and Agreed:



-----------------------------------
Paul F. Johnson, President


                                        9





                                                                       Exhibit A



                   EMPLOYMENT TERM, COMPENSATION AND BENEFITS

                               OF PAUL F. JOHNSON


l. Term. The term of the Agreement to which this Exhibit A is annexed and incorporated shall be until December 31, 1999.

2.       Compensation.

         (a) Base Salary. Effective January 1, 1996, your Base Salary shall be increased to $192,500.00 per annum, payable in accordance with the Company's payroll policies. Salaries will be reviewed for increase by the Company's Compensation Committee annually and, for each year of the term of this Agreement, the Compensation Committee shall increase your Base Salary by a minimum of ten percent (10%) of the Base Salary then in effect.

         (b) Additional Bonus. In addition to the sums described above, the Compensation Committee may establish an additional bonus plan for you at its sole discretion.

         (c) Automobile Allowance. The Company will provide you with an automobile, not to exceed an annual base lease value of Eighteen Hundred Dollars ($1,800) per month. You will also be reimbursed for all automotive insurance and all maintenance and operating expenses. You will reimburse the Company for all personal use (except that personal use shall not be deemed to include commuting to and from the Company's principal place of business).

         (d)  Club  Membership.   The  Company  shall  reimburse  you  for  club
         memberships, in accordance with the Company's prior practice.

         (e) Home Office. You will have an allowance of up to Ten Thousand Dollars ($10,000) for furnishing your home office with furniture, a computer and laser printer, a fax machine, a telephone, telephone lines and a small photocopier. In addition, you will have an annual allowance of up to Five Thousand Dollars ($5,000) for upgrading such home office, furniture or equipment.

         (f) Travel Advance. The Company shall advance to you up to Twelve Thousand Dollars ($12,000) to cover travel and other related expenses. You shall not be obligated to repay this amount, which shall not bear interest, until the last date of your employment with the Company.

                                       A-1





3. Vacation. You shall be entitled to all legal and religious holidays, and six (6) weeks paid vacation per annum. In the event that you should elect not to use all six (6) weeks of your allotted yearly vacation, you shall be entitled to carry forward into the following calendar year any of the unused days; or, to receive at the end of such calendar year, in addition to your Base Salary, an amount equal to your per diem Base Salary for each business day (not to include Saturday or Sunday) not taken as vacation.

4.       Insurance and Benefits.

         (a) Health Insurance. You shall be eligible for participation in any health or other group insurance plan which may be established by the Company or which the Company is required to maintain by law. The Company shall also provide supplemental health insurance for you and your family to provide full indemnification . You shall also be eligible to receive any other benefits which are provided to any of the executive officers of the Company.

         (b) Life Insurance. The Company shall obtain a term life insurance policy on your life, payable to the Company, of One Million Dollars ($1,000,000). In addition, the Company will pay for life term insurance policies on your life in the amount of One Million Dollars ($1,000,000), payable to the beneficiaries of your choice. The Company may select to switch this insurance to a whole-life insurance or similar plan on a split-dollar basis.

         (c) Disability Insurance. The Company shall provide and maintain a disability insurance policy for you equal to a minimum of sixty percent (60%) of your Base Salary on an after-tax basis. In the event that the Company presently maintains group disability insurance for its other employees, your individual disability insurance policy may be supplemented by such group insurance. However, in no event shall any group insurance policy limitations or restrictions apply to your minimum entitlement as set forth above.

         (d) Retirement Plan. You shall be eligible for participation in any retirement plan or pension program which may be established by the Company or which the Company is required to maintain by law. In addition to the Company's 401(k) Plan, the Board of Directors intends to establish a separate non-qualified pension plan for the three executive officers, subject to the approval of the Compensation Committee.

5. Stock Options. You shall be eligible to participate in any of the Company's Stock Option Plans in the amounts as may be determined by the Company's Compensation Committee.


                                       A-2





                                                                       Exhibit B



                    OUTSIDE EMPLOYMENTS AND DIRECTORSHIPS OF

                                 PAUL F. JOHNSON



                                      NONE






                                       B-1





                                                                       Exhibit C





                ------------------------------------------------
                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
                ------------------------------------------------



To:      OMNI MultiMedia Group, Inc.
         50 Howe Avenue
         Millbury, Massachusetts  01527                     As of April 20, 1995


         The undersigned, in consideration of and as a condition of my employment or continued employment by you and/or by companies which you own, control, or are affiliated with or their successors in business (collectively, the "Company"), hereby agrees as follows:

         1. Confidentiality. I agree to keep confidential, except as the Company may otherwise consent in writing, and, except for the Company's benefit, not to disclose or make any use of at any time either during or subsequent to my employment, any Inventions (as hereinafter defined), trade secrets, confidential information, knowledge, data or other information of the Company relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies, or other subject matter pertaining to any business of the Company or any of its affiliates, which I may produce, obtain, or otherwise acquire during the course of my employment, except as herein provided. I further agree not to deliver, reproduce or in any way allow any such trade secrets, confidential information, knowledge, data or other information, or any documentation relating thereto, to be delivered to or used by any third parties without specific direction or consent of a duly authorized representative of the Company.

          2. Conflicting Employment; Return of Confidential Material. I agree that during my employment with the Company I will not engage in any other employment, occupation, consulting or other activity relating to the business in which the Company is now or may hereafter become engaged, or which would otherwise conflict with my obligations to the Company. In the event my employment with the Company terminates for any reason whatsoever, I agree to promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents and data which I may obtain or produce during the course of my employment, and I will not take with me any description containing or pertaining to any confidential information, knowledge or data of the Company which I may produce or obtain during the course of my employment.

         3.       Assignment of Inventions.

                  3.1 I hereby acknowledge and agree that the Company is the owner of all Inventions. In order to protect the Company's rights to such Inventions, by executing this Agreement I hereby irrevocably assign to the Company all my right, title and interest in and to all Inventions to the Company.

                  3.2 For purposes of this Agreement, "Inventions" shall mean all discoveries, processes, designs, technologies, devices, or improvements in any of the foregoing or other ideas, whether or not patentable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) during the period of my employment with the Company which relate in any manner to the actual or demonstrably anticipated business, work, or research and development of the Company, or result from or are suggested by any task assigned to me or any work performed by me for or on behalf of the Company.

                   3.3 Any discovery, process, design, technology, device, or improvement in any of the foregoing or other ideas, whether or not patentable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) which I develop entirely on my own time not using any of the Company's equipment, supplies, facilities, or trade secret information ("Personal Invention") is excluded from this Agreement provided such Personal Invention (a) does not relate to the actual or demonstrably anticipated business, research and development of the Company, and (b) does not result, directly or indirectly, from any work performed by me for the Company.

         4. Disclosure of Inventions. I agree that in connection with any Invention, I will promptly disclose such Invention to my immediate superior at the Company in order to permit the Company to enforce its property rights to such Invention in accordance with this Agreement. My disclosure shall be received in confidence by the Company.

         5.       Patents and Copyrights; Execution of Documents.

                  5.1 Upon request, I agree to assist the Company or its nominee (at its expense) during and at any time subsequent to my employment in every reasonable way to obtain for its own benefit patents and copyrights for Inventions in any and all countries. Such patents and copyrights shall be and remain the sole and exclusive property of the Company or its nominee. I agree to perform such lawful acts as the Company deems to be necessary to allow it to exercise all right, title and interest in and to such patents and copyrights.

                   5.2 In connection with this Agreement, I agree to execute, acknowledge and deliver to the Company or its nominee upon request and at its expense all documents, including assignments of title, patent or copyright applications, assignments of such applications, assignments of patents or copyrights upon issuance, as the Company may determine necessary or desirable to protect the Company's or its nominee's interest in Inventions, and/or to use in obtaining patents or copyrights in any and all countries and to vest title thereto in the Company or its nominee to any of the foregoing.

          6. Maintenance of Records. I agree to keep and maintain adequate and current written records of all Inventions made by me (in the form of notes, sketches, drawings and other records as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

         7. Prior Inventions. It is understood that all Personal Inventions, if any, whether patented or unpatented, which I made prior to my employment by the Company, are excluded from this Agreement. To preclude any possible uncertainty, I have set forth on Schedule A attached hereto a complete list of all of my prior Personal Inventions, including numbers of all patents and patent applications and a brief description of all unpatented Personal Inventions which are not the property of a previous employer. I represent and covenant that the list is complete and that, if no items are on the list, I have no such prior Personal Inventions. I agree to notify the Company in writing before I make any disclosure or perform any work on behalf of the Company which appears to threaten or conflict with proprietary rights I claim in any Personal Invention. In the event of my failure to give such notice, I agree that I will make no claim against the Company with respect to any such Personal Invention.

         8. Other Obligations. I acknowledge that the Company from time to time may have agreements with other persons or with the U.S. Government or agencies thereof, which impose obligations or restrictions on the Company regarding Inventions made during the course of work thereunder or regarding the confidential nature of such work. I agree to be bound by all such obligations and restrictions and to take all action necessary to discharge the Company's obligations.

         9. Trade Secrets of Others. I represent that my performance of all the terms of this Agreement and my position as an employee of the Company do not and will not breach any agreement to keep confidential proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict herewith.

         10. Modification. I agree that any subsequent change or changes in my employment duties, salary or compensation or, if applicable, in any Employment Agreement between the Company and me, shall not affect the validity or scope of this Agreement.

         11. Successors and Assigns. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

         12. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it in accordance with a judgment of a court of competent jurisdiction, so as to be enforceable to the extent compatible with applicable law.

         13. Waivers. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

         14. Complete Agreement, Amendments. I acknowledge receipt of this Agreement, and agree that with respect to the subject matter thereof it is my entire agreement with the Company, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by either party of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, and, in the case of the Company, upon written authorization of the Company's Board of Directors.

         15. Headings. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

         16. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

         17. Governing Law. This Agreement shall be governed and construed under Massachusetts law.


                                            ------------------------------------
                                            Paul F. Johnson
                                            President

Accepted and Agreed:
OMNI MultiMedia Group, Inc.



By:________________________________

      (Duly Authorized)

                                                                      SCHEDULE A


                            LIST OF PRIOR INVENTIONS


                                                          Identifying Number or
Title                                 Date                  Brief Description
-----                                 ----                  -----------------


                                      NONE



















                                ---------------
                              AMENDED AND RESTATED
                             KEY EMPLOYEE AGREEMENT
                                ---------------



To:      Mr. Robert E. Lee                                  As of April 20, 1995
         3770 Route 21 South                      and Amended on October 1, 1996
         Canandaigua, New York  11424


         The undersigned, OMNI MultiMedia Group, Inc., a Delaware corporation (the "Company"), in consideration of the salary and benefits provided you herein, and for other good and valuable consideration, the sufficiency and receipt whereof are hereby acknowledged, hereby agrees with you as follows:

         l.       Position and Responsibilities.

                  1.1 You shall serve as Executive Vice President of the Company, (or in such other executive capacity as shall be designated by the Board of Directors and reasonably acceptable to you) and shall perform the duties customarily associated with such capacity from time to time and at such executive offices of the Company (provided that such offices are within a ten
(10) mile radius of Millbury, Massachusetts) as the Company shall designate are appropriate and necessary in connection with such employment.

                  1.2 You will, to the best of your ability, devote your full time and best efforts to the performance of your duties hereunder and the business and affairs of the Company. You agree to perform such executive duties as may be assigned to you by or on authority of the Company's Board of Directors from time to time. After receipt of notice of termination of your employment hereunder, you shall continue to be available to the Company on a part-time basis for a period of up to one month to assist in any necessary transition.

                  1.3 You will duly, punctually and faithfully perform and observe any and all rules and regulations which the Company may now or shall hereafter establish governing the conduct of its business.

         2.       Term of Employment.

                  2.1 The initial term of this Agreement shall be from the date hereof until December 31, 1999. Thereafter, this Agreement shall be automatically renewed for successive periods of three (3) years, unless the Company shall give you not less than one (1) year's written notice of non-renewal. You may terminate your employment pursuant to this Agreement at any time after giving the Company three (3) months' notice. Your employment with the Company may be terminated at any time as provided in Section 2.2.







                  2.2 The Company shall have the right, on written notice to you, to terminate your employment:

                           (a) immediately at any time for "cause" as defined herein; or

                           (b) at any time without cause, provided the Company shall be obligated to pay to you as severance pay an amount equal to your "Compensation Package" for a period of three (3) years following the date of termination of your employment (which Compensation Package shall include your Base Salary and all other benefits as set forth on Exhibit A hereto, including but not limited to your most recent bonus for the prior fiscal year annualized over the remaining term of this Agreement). Such sums shall be reduced by applicable taxes and other required withholdings and any amounts you may owe to the Company.

                  2.3 For purposes of Section 2.2, the term "cause" shall mean:

                           (a) your intentional failure or refusal to perform the material services specified herein, or to carry out any reasonable and lawful directions of the Company with respect to the material services to be rendered or the manner of rendering such material services by you; provided, however, that (i) such failure or refusal is material and repetitive, and (ii) you have been given reasonable written notice and explanation of each refusal or failure by the Board of Directors, and reasonable opportunity to cure such refusal or failure, and no cure has been effected within sixty (60) days after written notice;

                           (b) conviction of a felony;

                           (c) fraud or embezzlement involving the assets of the Company, its customers, suppliers or affiliates;

                           (d) inability for a continuous period of at least one hundred and eighty (180) days to perform duties hereunder due to a physical or mental disability; or

                           (e) breach of any term of this Agreement other than as noted in (a) above;

provided, however, that prior to any such termination, you have had a reasonable opportunity to be heard thereon.

                  2.4 In the event of a "Change of Control" in the Company,  you shall receive (i) an annual compensation of $300,000 in base salary and all other benefits and bonuses, such benefits to be at a level commensurate with that in effect as of the date of the "Change in Control" (assuming that 100% of your time is devoted to the operations of the Company, except as set forth in Exhibit B hereto); (ii) an equal one-third share in a performance bonus equal to twenty percent of the net income of the Company before income taxes, amortization and depreciation; and (iii) fringe benefits



                                        2


at a benefit level commensurate with the level of fringe benefits accorded to you as of the date of the Change of Control, all for the remaining term of this Agreement. In addition, you will also have the option to terminate your employment subject to the provisions of Section 2.1 herein. If your duties are reduced or if you decide to terminate your employment or if your employment is terminated by the Company following a Change in Control, you shall be entitled to receive: (i) the right to sell any shares of the Common Stock of the Company (including any vested options) to the Company at the greater of the public offering price for the units offered in the Company's initial public offering, the then current bid and ask price, book value per share or appraisal value per share; (ii) the balance of your Compensation Package (as described in Exhibit "A" as modified by the first sentence of this Section 2.4) for a period of three
(3) years from the effective date of termination of your employment, to be paid to you either in a lump sum or in such installments as you in your sole discretion may direct; (iii) an executive fee equal to $300,000 in exchange for the covenant not to compete described in Section 7, to be paid to you either in a lump sum or in such installments as you in your sole discretion may direct;
(iv) the immediate removal of all loan guarantees and the forgiveness of all loans or advances made to you by the Company; (v) the accelerated vesting of all unvested stock options; and (vi) a consulting agreement providing for you to provide up to eighty (80) hours of consulting services per calendar month at the Company's principal offices in Millbury, Massachusetts (but in any event no more than twenty (20) hours in any week), pursuant to which you shall perform such consulting services as the Company may reasonably direct and as it shall set forth in prior written notice to you, payable at the rate of $15,000.00 per month and reimbursement by the Company of all expenses incurred by you in providing such consulting services, for a period of no less than thirty-six (36) months commencing as of the effective date of termination of your employment. For purposes of this Agreement, "Change in Control" means and shall be deemed to occur if any of the following occurs:

                           (a) the acquisition, after April 20, 1995, by an individual, entity or group [within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 as amended (the "Exchange Act")] of beneficial ownership (within the meaning of Rule 13d- 3 promulgated under the Exchange Act) of 25% or more of either (i) the outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock"); or (ii) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

                           (b) individuals who, on April 20, 1995, constituted the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                           (c) approval by the Board of Directors or the shareholders of the Company of a (i) tender offer to acquire any of the Common Stock or Voting Securities, (ii) reorganization, (iii) merger, or (iv) consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or


                                        3



         indirectly, immediately after such reorganization, merger or consolidation, more than 80% of the then outstanding Common Stock and Voting Securities (entitled to vote generally in the election of directors) of the Company resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                           (d)  approval  by  the  Board  of  Directors  or  the
         shareholders of the Company of (i) a complete or substantial liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a reorganization of the Company under the corporate laws of a state other than Delaware.

         Any sums not paid hereunder on a timely basis shall accrue interest at the rate of one and one-half percent (1 1/2%) per month.

         3. Compensation. You shall receive the compensation and benefits set forth on Exhibit A hereto ("Compensation") for all services to be rendered by you hereunder and for your transfer of property rights pursuant to an agreement relating to proprietary information and inventions of even date herewith attached hereto as Exhibit C between you and the Company (the "Proprietary Information and Inventions Agreement").

         4.       Other Activities During Employment.

                  4.1 Except for any outside employments and directorships currently held by you as listed on Exhibit B hereto, and except with the prior written consent of the Company's Board of Directors, you will not during the term of this Agreement undertake or engage in any other employment, occupation or business enterprise other than one in which you are an inactive investor.

                  4.2 You hereby agree that, except as disclosed on Exhibit B hereto, during your employment hereunder, you will not, directly or indirectly, engage (a) individually, (b) as an officer, (c) as a director, (d) as an employee, (e) as a consultant, (f) as an advisor, (g) as an agent (whether a salesperson or otherwise), (h) as a broker, or (i) as a partner, coventurer, stockholder or other proprietor owning directly or indirectly more than five percent (5%) interest, in any firm, corporation, partnership, trust, association, or other organization which is engaged in any line of business engaged in or under demonstrable development by the Company (such firm, corporation, partnership, trust, association, or other organization being hereinafter referred to as a "Prohibited Enterprise"). Except as may be shown on Exhibit B hereto, you hereby represent that you are not engaged in any of the foregoing capacities (a) through (i) in any Prohibited Enterprise.

         5.       Former Employers.

                  5.1 You represent and warrant that your employment by the Company will not conflict with and will not be constrained by any prior or current employment, consulting agreement

                                        4


or relationship whether oral or written. You represent and warrant that you do not possess confidential information arising out of any such employment, consulting agreement or relationship which, in your best judgment, would be utilized in connection with your employment by the Company in the absence of
Section 5.2.

                  5.2 If, in spite of the second sentence of Section 5.1, you should find that confidential information belonging to any other person or entity might be usable in connection with the Company's business, you will not intentionally disclose to the Company or use on behalf of the Company any confidential information belonging to any of your former employers; but during your employment by the Company you will use in the performance of your duties all information which is generally known and used by persons with training and experience comparable to your own all information which is common knowledge in the industry or otherwise legally in the public domain.

         6. Proprietary Information and Inventions. You agree to execute, deliver and be bound by the provisions of the Proprietary Information and Inventions Agreement attached hereto as Exhibit C and incorporated herein.

         7. Post-Employment Activities.

                  7.1 For a period of one (1) year after the termination or expiration, for any reason, of your employment with the Company hereunder, absent the Company's prior written approval, you will not directly or indirectly engage in activities similar or reasonably related to those in which you shall have engaged hereunder during the two years immediately preceding termination or expiration, nor render services similar or reasonably related to those which you shall have rendered hereunder during such two years, to any person or entity whether now existing or hereafter established which directly competes with (or proposes or plans to directly compete with) the Company ("Direct Competitor") in any line of business engaged in or under development by the Company. Nor shall you entice, induce or encourage any of the Company's other employees to engage in any activity which, were it done by you, would violate any provision of the Proprietary Information and Inventions Agreement or this Section 7. As used in this Section 7.1, the term "any line of business engaged in or under development by the Company" shall be applied as at the date of termination of your employment, or, if later, as at the date of termination of any post-employment consulting arrangement.

                  7.2 For a period of one (1) year after the termination of your employment with the Company, the provisions of Section 4.2 shall be applicable to you and you shall comply there with. As applied to such one (1) year post-employment period, the term "any other line of business engaged in or under development by the Company," as used in Section 4.2, shall be applied as at the date of termination of your employment with the Company or, if later, as at the date of termination of any post-employment consulting arrangement with the Company.



                                        5





                  7.3 No provision of this Agreement shall be construed to preclude you from performing the same services which the Company hereby retains you to perform for any person or entity which is not a Direct Competitor of the Company upon the expiration or termination of your employment (or any post-employment consulting arrangement) so long as you do not thereby violate any term of the Proprietary Information and Inventions Agreement.

         8. Remedies. Your obligations under the Proprietary Information and Inventions Agreement and the provisions of Sections 6, 7, 8 and 9 of this Agreement (as modified by Section 10, if applicable) shall survive the expiration or termination of your employment (whether through your resignation or otherwise) with the Company. You acknowledge that a remedy at law for any breach or threatened breach by you of the provisions of the Proprietary Information and Inventions Agreement or Section 7 would be inadequate and you therefore agree that the Company shall be entitled to such injunctive relief in case of any such breach or threatened breach.

         9. Assignment. This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or by you, except by operation of law.

         10. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement (including the provisions of Sections 2.4 and 7) for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it as determined by a court of competent jurisdiction, so as to be enforceable to the maximum extent compatible with applicable law.

         11. Notices. Any notice which the Company is required to or may desire to give you shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to you at your address of record with the Company, or at such other place as you may from time to time designate in writing. Any notice which you are required or may desire to give to the Company hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of personal delivery or the date of mailing any notice under this Section 11 shall be deemed to be the date of delivery thereof.

         12. Waivers. If either party should waive any breach of any provision of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.


                                        6



         13. Complete Agreement; Amendments. The foregoing including Exhibits A, B and C hereto, is the entire agreement of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by the Company of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, upon authorization of the Company's Board of Directors.

         14. Headings. The headings of the Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning of this Agreement.

         15. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

         16. Governing Law. This Agreement shall be governed by and construed under Massachusetts law

         17. Arbitration.

                  17.1 Any dispute, controversy or claim arising out of or relating to this Agreement or the agreements referenced herein, including the breach thereof, shall be settled by an amicable effort on the part of both parties. An attempt to arrive at a settlement shall be deemed to have failed ten
(10) days after either party so notifies the other party in writing, and neither party shall institute arbitration or any related proceeding until expiration of that notice period.

                  17.2 If an attempt at settlement has failed, and written notice thereof has been given as provided herein, any dispute, controversy or claim between the parties arising out of or in connection with this Agreement or the agreements referenced herein (or any amendments hereto or subsequent agreements), including, but not limited to, as to its existence, validity, interpretation, performance or non-performance, breach, or damages, shall be decided by binding arbitration pursuant to the commercial Arbitration Rules, as amended and in effect January 1, 1996, of the American Arbitration Association (the "Rules"), subject to the following:

                           (a) The arbitration shall take place in Millbury, Massachusetts, and in no other place.

                           (b) The parties to any such arbitration shall be the Company and the Employee and shall be each entitled to designate one arbitrator. Within thirty (30) days after receipt by a party of a written notice of arbitration, each party shall notify the other party of its designated arbitrator. The arbitrators so chosen shall designate a third neutral arbitrator by unanimous vote within thirty (30) days of their designation. That neutral arbitrator shall act as Chair to the arbitration. In the event that a neutral arbitrator is not designated pursuant to this subsection within fifteen (15) days after receipt by a party of a written notice of arbitration, either party may request that the American Arbitration Association select such


                                        7





         neutral arbitrator using its normal procedures; provided, however, that such neutral arbitrator shall be a member of both the American Board of Trial Advocates and the American College of Trial Lawyers.

                  Neither party shall have any ex parte contact with any of the arbitrators after designation of the neutral arbitrator. If a designated arbitrator cannot for any reason continue to serve as an arbitrator, then the party that so designated that arbitrator shall have the right to appoint a replacement for that arbitrator.

                           (c) An arbitration hearing shall be conducted not later than twenty (20) days after selection of the neutral arbitrator. At the arbitration hearing, each party may make written and oral presentations to the arbitration panel, present testimony and written evidence, and examine witnesses. Legal privileges against disclosure shall apply.

                           (d) The written decision of the arbitration panel shall be final and binding, and may be entered and enforced in any court of competent jurisdiction. Each party hereby waives any right to jury trial in connection with the enforcement of such written decision.

                           (e) The Company shall pay all of the fees and expenses of the arbitration, including all legal fees and expenses. Notwithstanding the foregoing, the arbitration panel, by majority vote, may agree to assess arbitration costs and the costs and fees of the arbitrators against either party.



                                        8





         If you are in agreement with the foregoing, please sign your name below and also at the bottom of the Proprietary Information and Inventions Agreement, whereupon this Agreement shall become binding in accordance with its terms. Please then return this Agreement to the Company. (You may retain for your records the accompanying counterpart of this Agreement enclosed herewith).

                                          Very truly yours,

                                          OMNI MULTI MEDIA GROUP, INC.



                                          By:_________________________________

                                                (Duly Authorized)

Accepted and Agreed:



-----------------------------------
Robert E. Lee
Executive Vice President



                                        9





                                                                       EXHIBIT A



                   EMPLOYMENT TERM, COMPENSATION AND BENEFITS

                                OF ROBERT E. LEE


l. Term. The term of the Agreement to which this Exhibit A is annexed and incorporated shall be until December 31, 1999.

2.       Compensation.

         (a) Base Salary. Effective January 1, 1996, your Base Salary shall be increased to $176,000.00 per annum, payable in accordance with the Company's payroll policies. Salaries will be reviewed for increase by the Company's Compensation Committee annually and, for each year of the term of this Agreement, the Compensation Committee shall increase your Base Salary by a minimum of ten percent (10%) of the Base Salary then in effect.

         (b) Additional Bonus. In addition to the sums described above, the Compensation Committee may establish an additional bonus plan for you at its sole discretion.

         (c) Automobile Allowance. The Company will provide you with an automobile, not to exceed an annual base lease value of Eighteen Hundred Dollars ($1,800) per month. You will also be reimbursed for all automotive insurance and all maintenance and operating expenses. You will reimburse the Company for all personal use (except that personal use shall not be deemed to include commuting to and from the Company's principal place of business).

         (d)  Club  Membership.   The  Company  shall  reimburse  you  for  club
         memberships, in accordance with the Company's prior practice.

         (e) Home Office. You will have an allowance of up to Ten Thousand Dollars ($10,000) for furnishing your home office with furniture, a computer and laser printer, a fax machine, a telephone, telephone lines and a small photocopier. In addition, you will have an annual allowance of up to Five Thousand Dollars ($5,000) for upgrading such home office, furniture or equipment.

         (f) Travel Advance. The Company shall advance to you up to Twelve Thousand Dollars ($12,000) to cover travel and other related expenses. You shall not be obligated to repay this amount, which shall not bear interest, until the last date of your employment with the Company.

                                       A-1





3. Vacation. You shall be entitled to all legal and religious holidays, and six (6) weeks paid vacation per annum. In the event that you should elect not to use all six (6) weeks of your allotted yearly vacation, you shall be entitled to carry forward into the following calendar year any of the unused days; or, to receive at the end of such calendar year, in addition to your Base Salary, an amount equal to your per diem Base Salary for each business day (not to include Saturday or Sunday) not taken as vacation.

4.       Insurance and Benefits.

         (a) Health Insurance. You shall be eligible for participation in any health or other group insurance plan which may be established by the Company or which the Company is required to maintain by law. The Company shall also provide supplemental health insurance for you and your family to provide full indemnification . You shall also be eligible to receive any other benefits which are provided to any of the executive officers of the Company.

         (b) Life Insurance. The Company shall obtain a term life insurance policy on your life, payable to the Company, of One Million Dollars ($1,000,000). In addition, the Company will pay for life term insurance policies on your life in the amount of One Million Dollars ($1,000,000), payable to the beneficiaries of your choice. The Company may select to switch this insurance to a whole-life insurance or similar plan on a split-dollar basis.

         (c) Disability Insurance. The Company shall provide and maintain a disability insurance policy for you equal to a minimum of sixty percent (60%) of your Base Salary on an after-tax basis. In the event that the Company presently maintains group disability insurance for its other employees, your individual disability insurance policy may be supplemented by such group insurance. However, in no event shall any group insurance policy limitations or restrictions apply to your minimum entitlement as set forth above.

         (d) Retirement Plan. You shall be eligible for participation in any retirement plan or pension program which may be established by the Company or which the Company is required to maintain by law. In addition to the Company's 401(k) Plan, the Board of Directors intends to establish a separate non-qualified pension plan for the three executive officers, subject to the approval of the Compensation Committee.

5. Stock Options. You shall be eligible to participate in any of the Company's Stock Option Plans in the amounts as may be determined by the Company's Compensation Committee.


                                       A-2





                                                                       EXHIBIT B



                    OUTSIDE EMPLOYMENTS AND DIRECTORSHIPS OF

                                  ROBERT E. LEE

                              As of April 20, 1995



    Twenty percent (20%) owner, President and Director of:
             East Beach Associates Inc.
             3770 Rt. 21 South
             Canandaigua, New York  14424

    Director as an individual and Consultant through East Beach Associates, Inc.
             Eagle Comtronics Inc.
             4562 Waterhouse Road
             Clay, New York  13041

    Fifty percent (50%) owner, Director, Treasurer and Consultant through East Beach Associates, Inc.
             B&L Inc. d/b/a Blow Molded Specialties
             Box 29130
             99 Hartford Avenue
             Providence, Rhode Island  02909



                                       B-1





                                                                       EXHIBIT C





                ------------------------------------------------
                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
                ------------------------------------------------



To:      OMNI MultiMedia Group, Inc.
         50 Howe Avenue
         Millbury, Massachusetts  01527                     As of April 20, 1995


         The undersigned, in consideration of and as a condition of my employment or continued employment by you and/or by companies which you own, control, or are affiliated with or their successors in business (collectively, the "Company"), hereby agrees as follows:

         1. Confidentiality. I agree to keep confidential, except as the Company may otherwise consent in writing, and, except for the Company's benefit, not to disclose or make any use of at any time either during or subsequent to my employment, any Inventions (as hereinafter defined), trade secrets, confidential information, knowledge, data or other information of the Company relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies, or other subject matter pertaining to any business of the Company or any of its affiliates, which I may produce, obtain, or otherwise acquire during the course of my employment, except as herein provided. I further agree not to deliver, reproduce or in any way allow any such trade secrets, confidential information, knowledge, data or other information, or any documentation relating thereto, to be delivered to or used by any third parties without specific direction or consent of a duly authorized representative of the Company.

          2. Conflicting Employment; Return of Confidential Material. I agree that during my employment with the Company I will not engage in any other employment, occupation, consulting or other activity relating to the business in which the Company is now or may hereafter become engaged, or which would otherwise conflict with my obligations to the Company. In the event my employment with the Company terminates for any reason whatsoever, I agree to promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents and data which I may obtain or produce during the course of my employment, and I will not take with me any description containing or pertaining to any confidential information, knowledge or data of the Company which I may produce or obtain during the course of my employment.

         3.       Assignment of Inventions.

                  3.1 I hereby acknowledge and agree that the Company is the owner of all Inventions. In order to protect the Company's rights to such Inventions, by executing this Agreement I hereby irrevocably assign to the Company all my right, title and interest in and to all Inventions to the Company.

                  3.2 For purposes of this Agreement, "Inventions" shall mean all discoveries, processes, designs, technologies, devices, or improvements in any of the foregoing or other ideas, whether or not patentable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) during the period of my employment with the Company which relate in any manner to the actual or demonstrably anticipated business, work, or research and development of the Company, or result from or are suggested by any task assigned to me or any work performed by me for or on behalf of the Company.

                   3.3 Any discovery, process, design, technology, device, or improvement in any of the foregoing or other ideas, whether or not patentable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) which I develop entirely on my own time not using any of the Company's equipment, supplies, facilities, or trade secret information ("Personal Invention") is excluded from this Agreement provided such Personal Invention (a) does not relate to the actual or demonstrably anticipated business, research and development of the Company, and (b) does not result, directly or indirectly, from any work performed by me for the Company.

         4. Disclosure of Inventions. I agree that in connection with any Invention, I will promptly disclose such Invention to my immediate superior at the Company in order to permit the Company to enforce its property rights to such Invention in accordance with this Agreement. My disclosure shall be received in confidence by the Company.

         5.       Patents and Copyrights; Execution of Documents.

                  5.1 Upon request, I agree to assist the Company or its nominee (at its expense) during and at any time subsequent to my employment in every reasonable way to obtain for its own benefit patents and copyrights for Inventions in any and all countries. Such patents and copyrights shall be and remain the sole and exclusive property of the Company or its nominee. I agree to perform such lawful acts as the Company deems to be necessary to allow it to exercise all right, title and interest in and to such patents and copyrights.

                   5.2 In connection with this Agreement, I agree to execute, acknowledge and deliver to the Company or its nominee upon request and at its expense all documents, including assignments of title, patent or copyright applications, assignments of such applications, assignments of patents or copyrights upon issuance, as the Company may determine necessary or desirable to protect the Company's or its nominee's interest in Inventions, and/or to use in obtaining patents or copyrights in any and all countries and to vest title thereto in the Company or its nominee to any of the foregoing.

          6. Maintenance of Records. I agree to keep and maintain adequate and current written records of all Inventions made by me (in the form of notes, sketches, drawings and other records as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

         7. Prior Inventions. It is understood that all Personal Inventions, if any, whether patented or unpatented, which I made prior to my employment by the Company, are excluded from this Agreement. To preclude any possible uncertainty, I have set forth on Schedule A attached hereto a complete list of all of my prior Personal Inventions, including numbers of all patents and patent applications and a brief description of all unpatented Personal Inventions which are not the property of a previous employer. I represent and covenant that the list is complete and that, if no items are on the list, I have no such prior Personal Inventions. I agree to notify the Company in writing before I make any disclosure or perform any work on behalf of the Company which appears to threaten or conflict with proprietary rights I claim in any Personal Invention. In the event of my failure to give such notice, I agree that I will make no claim against the Company with respect to any such Personal Invention.

         8. Other Obligations. I acknowledge that the Company from time to time may have agreements with other persons or with the U.S. Government or agencies thereof, which impose obligations or restrictions on the Company regarding Inventions made during the course of work thereunder or regarding the confidential nature of such work. I agree to be bound by all such obligations and restrictions and to take all action necessary to discharge the Company's obligations.

         9. Trade Secrets of Others. I represent that my performance of all the terms of this Agreement and my position as an employee of the Company do not and will not breach any agreement to keep confidential proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict herewith.

         10. Modification. I agree that any subsequent change or changes in my employment duties, salary or compensation or, if applicable, in any Employment Agreement between the Company and me, shall not affect the validity or scope of this Agreement.

         11. Successors and Assigns. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

         12. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it in accordance with a judgment of a court of competent jurisdiction, so as to be enforceable to the extent compatible with applicable law.

         13. Waivers. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

         14. Complete Agreement, Amendments. I acknowledge receipt of this Agreement, and agree that with respect to the subject matter thereof it is my entire agreement with the Company, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by either party of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, and, in the case of the Company, upon written authorization of the Company's Board of Directors.

         15. Headings. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

         16. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

         17. Governing Law. This Agreement shall be governed and construed under Massachusetts law.


                                                  ------------------------------
                                                  Robert E. Lee
                                                  Executive Vice President

Accepted and Agreed:
OMNI MultiMedia Group, Inc.



By:________________________________

      (Duly Authorized)

                                                                      SCHEDULE A


                            LIST OF PRIOR INVENTIONS


                                                      Identifying Number or
Title                              Date                 Brief Description
-----                              ----                 -----------------


                                      NONE



















                               -----------------
                              AMENDED AND RESTATED
                             KEY EMPLOYEE AGREEMENT
                               -----------------


To:      Mr. Richard A. Pilotte                             As of April 20, 1995
         26 Dolly Drive                           and Amended on October 1, 1996
         Worcester, Massachusetts  01604


         The undersigned, OMNI MultiMedia Group, Inc., a Delaware corporation (the "Company"), in consideration of the salary and benefits provided you herein, and for other good and valuable consideration, the sufficiency and receipt whereof are hereby acknowledged, hereby agrees with you as follows:

         l.       Position and Responsibilities.

                  1.1 You shall serve as Vice President of Operations of the Company, (or in such other executive capacity as shall be designated by the Board of Directors and reasonably acceptable to you) and shall perform the duties customarily associated with such capacity from time to time and at such executive offices of the Company (provided that such offices are within a ten
(10) mile radius of Millbury, Massachusetts) as the Company shall designate are appropriate and necessary in connection with such employment.

                  1.2 You will, to the best of your ability, devote your full time and best efforts to the performance of your duties hereunder and the business and affairs of the Company. You agree to perform such executive duties as may be assigned to you by or on authority of the Company's Board of Directors from time to time. After receipt of notice of termination of your employment hereunder, you shall continue to be available to the Company on a part-time basis for a period of up to one month to assist in any necessary transition.

                  1.3 You will duly, punctually and faithfully perform and observe any and all rules and regulations which the Company may now or shall hereafter establish governing the conduct of its business.

         2.       Term of Employment.

                  2.1 The initial term of this Agreement shall be from the date hereof until December 31, 1999. Thereafter, this Agreement shall be automatically renewed for successive periods of three (3) years, unless the Company shall give you not less than one (1) year's written notice of non-renewal. You may terminate your employment pursuant to this Agreement at any time after giving the Company three (3) months' notice. Your employment with the Company may be terminated at any time as provided in Section 2.2.







                  2.2 The Company shall have the right, on written notice to you, to terminate your employment:

                           (a) immediately at any time for "cause" as defined herein; or

                           (b) at any time without cause, provided the Company shall be obligated to pay to you as severance pay an amount equal to your "Compensation Package" for a period of three (3) years following the date of termination of your employment (which Compensation Package shall include your Base Salary and all other benefits as set forth on Exhibit A hereto, including but not limited to your most recent bonus for the prior fiscal year annualized over the remaining term of this Agreement). Such sums shall be reduced by applicable taxes and other required withholdings and any amounts you may owe to the Company.

                  2.3 For purposes of  Section 2.2, the term "cause" shall mean:

                           (a) your intentional failure or refusal to perform the material services specified herein, or to carry out any reasonable and lawful directions of the Company with respect to the material services to be rendered or the manner of rendering such material services by you; provided, however, that (i) such failure or refusal is material and repetitive, and (ii) you have been given reasonable written notice and explanation of each refusal or failure by the Board of Directors, and reasonable opportunity to cure such refusal or failure, and no cure has been effected within sixty (60) days after written notice;

                           (b) conviction of a felony;

                           (c) fraud or embezzlement involving the assets of the
Company, its customers, suppliers or affiliates;

                           (d) inability for a continuous period of at least one
hundred and eighty (180) days to perform duties hereunder due to a physical or mental disability; or

                           (e) breach of any term of this  Agreement  other than
as noted in (a) above;

provided, however, that prior to any such termination, you have had a reasonable opportunity to be heard thereon.

                  2.4 In the event of a "Change of Control" in the Company,  you shall receive (i) an annual compensation of $300,000 in base salary and all other benefits and bonuses, such benefits to be at a level commensurate with that in effect as of the date of the "Change in Control" (assuming that 100% of your time is devoted to the operations of the Company, except as set forth in Exhibit B hereto); (ii) an equal one-third share in a performance bonus equal to twenty percent of the net income of the Company before income taxes, amortization and depreciation; and (iii) fringe benefits



                                        2





at a benefit level commensurate with the level of fringe benefits accorded to you as of the date of the Change of Control, all for the remaining term of this Agreement. In addition, you will also have the option to terminate your employment subject to the provisions of Section 2.1 herein. If your duties are reduced or if you decide to terminate your employment or if your employment is terminated by the Company following a Change in Control, you shall be entitled to receive: (i) the right to sell any shares of the Common Stock of the Company (including any vested options) to the Company at the greater of the public offering price for the units offered in the Company's initial public offering, the then current bid and ask price, book value per share or appraisal value per share; (ii) the balance of your Compensation Package (as described in Exhibit "A" as modified by the first sentence of this Section 2.4) for a period of three
(3) years from the effective date of termination of your employment, to be paid to you either in a lump sum or in such installments as you in your sole discretion may direct; (iii) an executive fee equal to $300,000 in exchange for the covenant not to compete described in Section 7, to be paid to you either in a lump sum or in such installments as you in your sole discretion may direct;
(iv) the immediate removal of all loan guarantees and the forgiveness of all loans or advances made to you by the Company; (v) the accelerated vesting of all unvested stock options; and (vi) a consulting agreement providing for you to provide up to eighty (80) hours of consulting services per calendar month at the Company's principal offices in Millbury, Massachusetts (but in any event no more than twenty (20) hours in any week), pursuant to which you shall perform such consulting services as the Company may reasonably direct and as it shall set forth in prior written notice to you, payable at the rate of $15,000.00 per month and reimbursement by the Company of all expenses incurred by you in providing such consulting services, for a period of no less than thirty-six (36) months commencing as of the effective date of termination of your employment. For purposes of this Agreement, "Change in Control" means and shall be deemed to occur if any of the following occurs:

                           (a) the acquisition, after April 20, 1995, by an individual, entity or group [within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 as amended (the "Exchange Act")] of beneficial ownership (within the meaning of Rule 13d- 3 promulgated under the Exchange Act) of 25% or more of either (i) the outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock"); or (ii) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

                           (b) individuals who, on April 20, 1995, constituted the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                           (c) approval by the Board of Directors or the shareholders of the Company of a (i) tender offer to acquire any of the Common Stock or Voting Securities, (ii) reorganization, (iii) merger, or (iv) consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or



                                        3



         indirectly, immediately after such reorganization, merger or consolidation, more than 80% of the then outstanding Common Stock and Voting Securities (entitled to vote generally in the election of directors) of the Company resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                           (d)  approval  by  the  Board  of  Directors  or  the
         shareholders of the Company of (i) a complete or substantial liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a reorganization of the Company under the corporate laws of a state other than Delaware.

         Any sums not paid hereunder on a timely basis shall accrue interest at the rate of one and one-half percent (1 1/2%) per month.

         3. Compensation. You shall receive the compensation and benefits set forth on Exhibit A hereto ("Compensation") for all services to be rendered by you hereunder and for your transfer of property rights pursuant to an agreement relating to proprietary information and inventions of even date herewith attached hereto as Exhibit C between you and the Company (the "Proprietary Information and Inventions Agreement").

         4.       Other Activities During Employment.

                  4.1 Except for any outside employments and directorships currently held by you as listed on Exhibit B hereto, and except with the prior written consent of the Company's Board of Directors, you will not during the term of this Agreement undertake or engage in any other employment, occupation or business enterprise other than one in which you are an inactive investor.

                  4.2 You hereby agree that, except as disclosed on Exhibit B hereto, during your employment hereunder, you will not, directly or indirectly, engage (a) individually, (b) as an officer, (c) as a director, (d) as an employee, (e) as a consultant, (f) as an advisor, (g) as an agent (whether a salesperson or otherwise), (h) as a broker, or (i) as a partner, coventurer, stockholder or other proprietor owning directly or indirectly more than five percent (5%) interest, in any firm, corporation, partnership, trust, association, or other organization which is engaged in any line of business engaged in or under demonstrable development by the Company (such firm, corporation, partnership, trust, association, or other organization being hereinafter referred to as a "Prohibited Enterprise"). Except as may be shown on Exhibit B hereto, you hereby represent that you are not engaged in any of the foregoing capacities (a) through (i) in any Prohibited Enterprise.

         5.       Former Employers.

                  5.1 You represent and warrant that your employment by the Company will not conflict with and will not be constrained by any prior or current employment, consulting agreement


                                        4



or relationship whether oral or written. You represent and warrant that you do not possess confidential information arising out of any such employment, consulting agreement or relationship which, in your best judgment, would be utilized in connection with your employment by the Company in the absence of
Section 5.2.

                  5.2 If, in spite of the second sentence of Section 5.1, you should find that confidential information belonging to any other person or entity might be usable in connection with the Company's business, you will not intentionally disclose to the Company or use on behalf of the Company any confidential information belonging to any of your former employers; but during your employment by the Company you will use in the performance of your duties all information which is generally known and used by persons with training and experience comparable to your own all information which is common knowledge in the industry or otherwise legally in the public domain.

         6. Proprietary Information and Inventions. You agree to execute, deliver and be bound by the provisions of the Proprietary Information and Inventions Agreement attached hereto as Exhibit C and incorporated herein.

         7.       Post-Employment Activities.

                  7.1 For a period of one (1) year after the termination or expiration, for any reason, of your employment with the Company hereunder, absent the Company's prior written approval, you will not directly or indirectly engage in activities similar or reasonably related to those in which you shall have engaged hereunder during the two years immediately preceding termination or expiration, nor render services similar or reasonably related to those which you shall have rendered hereunder during such two years, to any person or entity whether now existing or hereafter established which directly competes with (or proposes or plans to directly compete with) the Company ("Direct Competitor") in any line of business engaged in or under development by the Company. Nor shall you entice, induce or encourage any of the Company's other employees to engage in any activity which, were it done by you, would violate any provision of the Proprietary Information and Inventions Agreement or this Section 7. As used in this Section 7.1, the term "any line of business engaged in or under development by the Company" shall be applied as at the date of termination of your employment, or, if later, as at the date of termination of any post-employment consulting arrangement.

                  7.2 For a period of one (1) year after the termination of your employment with the Company, the provisions of Section 4.2 shall be applicable to you and you shall comply there with. As applied to such one (1) year post-employment period, the term "any other line of business engaged in or under development by the Company," as used in Section 4.2, shall be applied as at the date of termination of your employment with the Company or, if later, as at the date of termination of any post-employment consulting arrangement with the Company.


                                        5



                  7.3 No provision of this Agreement shall be construed to preclude you from performing the same services which the Company hereby retains you to perform for any person or entity which is not a Direct Competitor of the Company upon the expiration or termination of your employment (or any post-employment consulting arrangement) so long as you do not thereby violate any term of the Proprietary Information and Inventions Agreement.

         8. Remedies. Your obligations under the Proprietary Information and Inventions Agreement and the provisions of Sections 6, 7, 8 and 9 of this Agreement (as modified by Section 10, if applicable) shall survive the expiration or termination of your employment (whether through your resignation or otherwise) with the Company. You acknowledge that a remedy at law for any breach or threatened breach by you of the provisions of the Proprietary Information and Inventions Agreement or Section 7 would be inadequate and you therefore agree that the Company shall be entitled to such injunctive relief in case of any such breach or threatened breach.

         9. Assignment. This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or by you, except by operation of law.

         10. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement (including the provisions of Sections 2.4 and 7) for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it as determined by a court of competent jurisdiction, so as to be enforceable to the maximum extent compatible with applicable law.

         11. Notices. Any notice which the Company is required to or may desire to give you shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to you at your address of record with the Company, or at such other place as you may from time to time designate in writing. Any notice which you are required or may desire to give to the Company hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of personal delivery or the date of mailing any notice under this Section 11 shall be deemed to be the date of delivery thereof.

         12. Waivers. If either party should waive any breach of any provision of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.


                                        6



         13. Complete Agreement; Amendments. The foregoing including Exhibits A, B and C hereto, is the entire agreement of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by the Company of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, upon authorization of the Company's Board of Directors.

         14. Headings. The headings of the Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning of this Agreement.

         15.      Counterparts.   This   Agreement   may   be   signed   in  two
counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

         16. Governing Law. This Agreement shall be governed by and construed under Massachusetts law

         17.      Arbitration.

                  17.1 Any dispute, controversy or claim arising out of or relating to this Agreement or the agreements referenced herein, including the breach thereof, shall be settled by an amicable effort on the part of both parties. An attempt to arrive at a settlement shall be deemed to have failed ten
(10) days after either party so notifies the other party in writing, and neither party shall institute arbitration or any related proceeding until expiration of that notice period.

                  17.2 If an attempt at settlement has failed, and written notice thereof has been given as provided herein, any dispute, controversy or claim between the parties arising out of or in connection with this Agreement or the agreements referenced herein (or any amendments hereto or subsequent agreements), including, but not limited to, as to its existence, validity, interpretation, performance or non-performance, breach, or damages, shall be decided by binding arbitration pursuant to the commercial Arbitration Rules, as amended and in effect January 1, 1996, of the American Arbitration Association (the "Rules"), subject to the following:

                           (a) The arbitration shall take place in Millbury, Massachusetts, and in no other place.

                           (b) The parties to any such arbitration shall be the Company and the Employee and shall be each entitled to designate one arbitrator. Within thirty (30) days after receipt by a party of a written notice of arbitration, each party shall notify the other party of its designated arbitrator. The arbitrators so chosen shall designate a third neutral arbitrator by unanimous vote within thirty (30) days of their designation. That neutral arbitrator shall act as Chair to the arbitration. In the event that a neutral arbitrator is not designated pursuant to this subsection within fifteen (15) days after receipt by a party of a written notice of arbitration, either party may request that the American Arbitration Association select such



                                        7



         neutral arbitrator using its normal procedures; provided, however, that such neutral arbitrator shall be a member of both the American Board of Trial Advocates and the American College of Trial Lawyers.

                  Neither party shall have any ex parte contact with any of the arbitrators after designation of the neutral arbitrator. If a designated arbitrator cannot for any reason continue to serve as an arbitrator, then the party that so designated that arbitrator shall have the right to appoint a replacement for that arbitrator.

                           (c) An arbitration hearing shall be conducted not later than twenty (20) days after selection of the neutral arbitrator. At the arbitration hearing, each party may make written and oral presentations to the arbitration panel, present testimony and written evidence, and examine witnesses. Legal privileges against disclosure shall apply.

                           (d) The written decision of the arbitration panel shall be final and binding, and may be entered and enforced in any court of competent jurisdiction. Each party hereby waives any right to jury trial in connection with the enforcement of such written decision.

                           (e) The Company shall pay all of the fees and expenses of the arbitration, including all legal fess and expenses. Notwithstanding the foregoing, the arbitration panel, by majority vote, may agree to assess arbitration costs and the costs and fees of the arbitrators against either party.




                                        8




         If you are in agreement with the foregoing, please sign your name below and also at the bottom of the Proprietary Information and Inventions Agreement, whereupon this Agreement shall become binding in accordance with its terms. Please then return this Agreement to the Company. (You may retain for your records the accompanying counterpart of this Agreement enclosed herewith).

                                            Very truly yours,

                                            OMNI MULTI MEDIA GROUP, INC.



                                            By:_________________________________

                                              (Duly Authorized)

Accepted and Agreed:



-----------------------------------
Richard A. Pilotte
Vice President of Operations




                                        9


                                                                       EXHIBIT A



                   EMPLOYMENT TERM, COMPENSATION AND BENEFITS

                              OF RICHARD A. PILOTTE


l. Term. The term of the Agreement to which this Exhibit A is annexed and incorporated shall be until December 31, 1999.

2.       Compensation.

         (a) Base Salary. Effective January 1, 1996, your Base Salary shall be increased to $165,000.00 per annum, payable in accordance with the Company's payroll policies. Salaries will be reviewed for increase by the Company's Compensation Committee annually and, for each year of the term of this Agreement, the Compensation Committee shall increase your Base Salary by a minimum of ten percent (10%) of the Base Salary then in effect.

         (b) Additional Bonus. In addition to the sums described above, the Compensation Committee may establish an additional bonus plan for you at its sole discretion.

         (c) Automobile Allowance. The Company will provide you with an automobile, not to exceed an annual base lease value of Eighteen Hundred Dollars ($1,800) per month. You will also be reimbursed for all automotive insurance and all maintenance and operating expenses. You will reimburse the Company for all personal use (except that personal use shall not be deemed to include commuting to and from the Company's principal place of business).

         (d) Club   Membership.   The  Company  shall  reimburse  you  for  club
         memberships, in accordance with the Company's prior practice.

         (e) Home Office. You will have an allowance of up to Ten Thousand Dollars ($10,000) for furnishing your home office with furniture, a computer and laser printer, a fax machine, a telephone, telephone lines and a small photocopier. In addition, you will have an annual allowance of up to Five Thousand Dollars ($5,000) for upgrading such home office, furniture or equipment.

         (f) Travel Advance. The Company shall advance to you up to Twelve Thousand Dollars ($12,000) to cover travel and other related expenses. You shall not be obligated to repay this amount, which shall not bear interest, until the last date of your employment with the Company.



                                       A-1



3. Vacation. You shall be entitled to all legal and religious holidays, and six (6) weeks paid vacation per annum. In the event that you should elect not to use all six (6) weeks of your allotted yearly vacation, you shall be entitled to carry forward into the following calendar year any of the unused days; or, to receive at the end of such calendar year, in addition to your Base Salary, an amount equal to your per diem Base Salary for each business day (not to include Saturday or Sunday) not taken as vacation.

4.       Insurance and Benefits.

         (a) Health Insurance. You shall be eligible for participation in any health or other group insurance plan which may be established by the Company or which the Company is required to maintain by law. The Company shall also provide supplemental health insurance for you and your family to provide full indemnification . You shall also be eligible to receive any other benefits which are provided to any of the executive officers of the Company.

         (b) Life Insurance. The Company shall obtain a term life insurance policy on your life, payable to the Company, of One Million Dollars ($1,000,000). In addition, the Company will pay for life term insurance policies on your life in the amount of One Million Dollars ($1,000,000), payable to the beneficiaries of your choice. The Company may select to switch this insurance to a whole-life insurance or similar plan on a split-dollar basis.

         (c) Disability Insurance. The Company shall provide and maintain a disability insurance policy for you equal to a minimum of sixty percent (60%) of your Base Salary on an after-tax basis. In the event that the Company presently maintains group disability insurance for its other employees, your individual disability insurance policy may be supplemented by such group insurance. However, in no event shall any group insurance policy limitations or restrictions apply to your minimum entitlement as set forth above.

         (d) Retirement Plan. You shall be eligible for participation in any retirement plan or pension program which may be established by the Company or which the Company is required to maintain by law. In addition to the Company's 401(k) Plan, the Board of Directors intends to establish a separate non-qualified pension plan for the three executive officers, subject to the approval of the Compensation Committee.

5. Stock Options. You shall be eligible to participate in any of the Company's Stock Option Plans in the amounts as may be determined by the Company's Compensation Committee.




                                       A-2

                                                                       EXHIBIT B



                    OUTSIDE EMPLOYMENTS AND DIRECTORSHIPS OF

                               RICHARD A. PILOTTE



                                      NONE





                                       B-1



                                                                       EXHIBIT C

                ------------------------------------------------
                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
                ------------------------------------------------



To:      OMNI MultiMedia Group, Inc.
         50 Howe Avenue
         Millbury, Massachusetts  01527                     As of April 20, 1995


         The undersigned, in consideration of and as a condition of my employment or continued employment by you and/or by companies which you own, control, or are affiliated with or their successors in business (collectively, the "Company"), hereby agrees as follows:

         1. Confidentiality. I agree to keep confidential, except as the Company may otherwise consent in writing, and, except for the Company's benefit, not to disclose or make any use of at any time either during or subsequent to my employment, any Inventions (as hereinafter defined), trade secrets, confidential information, knowledge, data or other information of the Company relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies, or other subject matter pertaining to any business of the Company or any of its affiliates, which I may produce, obtain, or otherwise acquire during the course of my employment, except as herein provided. I further agree not to deliver, reproduce or in any way allow any such trade secrets, confidential information, knowledge, data or other information, or any documentation relating thereto, to be delivered to or used by any third parties without specific direction or consent of a duly authorized representative of the Company.

          2. Conflicting Employment; Return of Confidential Material. I agree that during my employment with the Company I will not engage in any other employment, occupation, consulting or other activity relating to the business in which the Company is now or may hereafter become engaged, or which would otherwise conflict with my obligations to the Company. In the event my employment with the Company terminates for any reason whatsoever, I agree to promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents and data which I may obtain or produce during the course of my employment, and I will not take with me any description containing or pertaining to any confidential information, knowledge or data of the Company which I may produce or obtain during the course of my employment.

         3.  Assignment of Inventions.

                  3.1 I hereby acknowledge and agree that the Company is the owner of all Inventions. In order to protect the Company's rights to such Inventions, by executing this Agreement I hereby irrevocably assign to the Company all my right, title and interest in and to all Inventions to the Company.

                  3.2 For purposes of this Agreement, "Inventions" shall mean all discoveries, processes, designs, technologies, devices, or improvements in any of the foregoing or other ideas, whether or not patentable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) during the period of my employment with the Company which relate in any manner to the actual or demonstrably anticipated business, work, or research and development of the Company, or result from or are suggested by any task assigned to me or any work performed by me for or on behalf of the Company.

                   3.3 Any discovery, process, design, technology, device, or improvement in any of the foregoing or other ideas, whether or not patentable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) which I develop entirely on my own time not using any of the Company's equipment, supplies, facilities, or trade secret information ("Personal Invention") is excluded from this Agreement provided such Personal Invention (a) does not relate to the actual or demonstrably anticipated business, research and development of the Company, and (b) does not result, directly or indirectly, from any work performed by me for the Company.

         4. Disclosure of Inventions. I agree that in connection with any Invention, I will promptly disclose such Invention to my immediate superior at the Company in order to permit the Company to enforce its property rights to such Invention in accordance with this Agreement. My disclosure shall be received in confidence by the Company.

         5.  Patents and Copyrights; Execution of Documents.

                  5.1 Upon request, I agree to assist the Company or its nominee (at its expense) during and at any time subsequent to my employment in every reasonable way to obtain for its own benefit patents and copyrights for Inventions in any and all countries. Such patents and copyrights shall be and remain the sole and exclusive property of the Company or its nominee. I agree to perform such lawful acts as the Company deems to be necessary to allow it to exercise all right, title and interest in and to such patents and copyrights.

                   5.2 In connection with this Agreement, I agree to execute, acknowledge and deliver to the Company or its nominee upon request and at its expense all documents, including assignments of title, patent or copyright applications, assignments of such applications, assignments of patents or copyrights upon issuance, as the Company may determine necessary or desirable to protect the Company's or its nominee's interest in Inventions, and/or to use in obtaining patents or copyrights in any and all countries and to vest title thereto in the Company or its nominee to any of the foregoing.

          6. Maintenance of Records. I agree to keep and maintain adequate and current written records of all Inventions made by me (in the form of notes, sketches, drawings and other records as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

          7. Prior Inventions. It is understood that all Personal Inventions, if any, whether patented or unpatented, which I made prior to my employment by the Company, are excluded from this Agreement. To preclude any possible uncertainty, I have set forth on Schedule A attached hereto a complete list of all of my prior Personal Inventions, including numbers of all patents and patent applications and a brief description of all unpatented Personal Inventions which are not the property of a previous employer. I represent and covenant that the list is complete and that, if no items are on the list, I have no such prior Personal Inventions. I agree to notify the Company in writing before I make any disclosure or perform any work on behalf of the Company which appears to threaten or conflict with proprietary rights I claim in any Personal Invention. In the event of my failure to give such notice, I agree that I will make no claim against the Company with respect to any such Personal Invention.

         8. Other Obligations. I acknowledge that the Company from time to time may have agreements with other persons or with the U.S. Government or agencies thereof, which impose obligations or restrictions on the Company regarding Inventions made during the course of work thereunder or regarding the confidential nature of such work. I agree to be bound by all such obligations and restrictions and to take all action necessary to discharge the Company's obligations.

         9. Trade Secrets of Others. I represent that my performance of all the terms of this Agreement and my position as an employee of the Company do not and will not breach any agreement to keep confidential proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict herewith.

         10. Modification. I agree that any subsequent change or changes in my employment duties, salary or compensation or, if applicable, in any Employment Agreement between the Company and me, shall not affect the validity or scope of this Agreement.

         11. Successors and Assigns. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

         12. Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it in accordance with a judgment of a court of competent jurisdiction, so as to be enforceable to the extent compatible with applicable law.

         13. Waivers. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

         14. Complete Agreement, Amendments. I acknowledge receipt of this Agreement, and agree that with respect to the subject matter thereof it is my entire agreement with the Company, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by either party of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, and, in the case of the Company, upon written authorization of the Company's Board of Directors.

         15. Headings. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

         16. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

         17. Governing Law. This Agreement shall be governed and construed under Massachusetts law.


                                            ------------------------------------
                                            Richard A. Pilotte
                                            Vice President of Operations

Accepted and Agreed:
OMNI MultiMedia Group, Inc.



By:________________________________

      (Duly Authorized)

                                                                      SCHEDULE A


                            LIST OF PRIOR INVENTIONS


                                                           Identifying Number or
Title                            Date                        Brief Description
-----                            ----                      ---------------------



                                      NONE